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                                                                  Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into Dole Food Company, Inc.'s previously filed Registration Statements on Form S-3 Registration Nos. 33-41480 and 33-64984 and Form S-8 Registration Nos. 2-87475, 33-594, 33-28782 and 33-42152.


                                                   Arthur Andersen LLP

Los Angeles, California
March 30, 1995